Exhibit 10.1
AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT
     This Agreement and First Amendment to Credit Agreement (this “Amendment”) dated as of June 14, 2007 among SERVICE CORPORATION INTERNATIONAL (the “Borrower”); the undersigned Guarantors; the lenders (collectively, the “Lenders”) now or hereafter party to the Credit Agreement (as hereinafter defined), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the Lenders;
WITNESSETH:
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (as amended and supplemented to the date hereof, the “Credit Agreement); and
     WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement to modify (a) the calculation of the Leverage Ratio; (b) the tests for permitting certain Restricted Payments, and (c) the maximum Leverage Ratio permitted from time to time;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Lenders do hereby agree as follows:
     Section 1. The following definition contained in Section 1.01 of the Credit Agreement is hereby amended to provide as follows:
     “Leverage Ratio” means, on any date, the ratio of (a) the difference of (1) Total Debt minus (2) all unrestricted cash on hand of said Persons in excess of $25,000,000 to (b) Consolidated EBITDA for the immediately preceding four (4) fiscal quarters.
     Section 2. Section 6.09(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
     (a) The Borrower will not, and will not permit any of the Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment except (i) that any Subsidiary may make any Restricted Payment to the Borrower or any other Subsidiary (provided that neither the Borrower nor any Guarantor may make any Restricted Payment to a Subsidiary that is not a Guarantor) and (ii) as otherwise provided herein. At any time the Leverage Ratio on the date of the declaration of a dividend is greater than 3.75 to 1.0, and so long as no Default or Event of Default exists at the time, or is created as a result of any such dividend, the Borrower may declare and pay dividends with respect to its Equity Interests not to exceed $50 million in the aggregate in any calendar year (excluding any dividend in excess of a rate of $12.5 million per fiscal quarter declared when, on the date of its declaration, the Leverage Ratio was less than or equal to 3.75 to 1.0). At any time the Leverage Ratio on the date of declaration of a dividend or following the making of any other Restricted Payment is less than or equal to 3.75 to 1.0, and so long as no Default or Event of Default exists at the time or is created as a result of any such Restricted Payment, the provisions of this Section will not apply to Restricted Payments. The Leverage Ratio will be determined pursuant to the most recent quarterly compliance certificate; provided, that if such ratio decreases below 3.75 to 1.0 during any quarter solely as a result of a decrease in Total Debt or an increase in unrestricted cash of the Borrower and all of its Subsidiaries, then such ratio, until the next quarterly compliance certificate, for purposes of this subsection (a) may, at the Borrower’s option, be determined pursuant to a certificate calculating such ratio and executed by an officer of the Borrower.
     Section 3. Section 6.09(b) of the Credit Agreement is hereby deleted and reserved to read as follows:
          (b) Reserved.
     Section 4. Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except if and to the extent that it relates to an earlier date, in which case such representation and warranty shall be true as of such earlier date). The Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default.
     Section 5. Ratification. The Borrower and each of the Guarantors hereby ratifies all of its obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein, except as such covenants and obligations are specifically amended by this Amendment.
     Section 6. Definitions and References. Any term used herein that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or Lender by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.
     Section 7. Effectiveness. This Amendment shall become effective upon its execution and delivery by the Borrower and the Required Lenders. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or email shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 8. Miscellaneous. This Amendment (a) is a Loan Document; (b) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (c) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.
     THE LOAN DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Administrative Agent and the Lenders have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By: /s/ Robert L. Mendoza

Name: Robert L. Mendoza

Title: Vice President

BANK OF AMERICA, N.A., individually and as Syndication Agent

By: /s/ Gary L. Mingle

Name: Gary L. Mingle

Title: Senior Vice President

THE BANK OF NOVA SCOTIA

By: /s/ JF Todd

Name: JF Todd

Title: Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Kenneth C. Coulter

Name: Kenneth C. Coulter

Title: Vice President

MERRILL LYNCH CAPITAL CORPORATION

By: /s/ John C. Rowland

Name: John C. Rowland

Title: Vice President

[Signature Page to Agreement and First Amendment to Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Preston Moore

Name: Preston Moore

Title: Executive Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

FIFTH THIRD BANK

By: /s/ Randal S. Wolffis

Name: Randal S. Wolffis

Title: Vice President

LEHMAN COMMERCIAL PAPER INC.

By: /s/ Ritam Bhalla

Name: Ritam Bhalla

Title: Authorized Signatory

[Signature Page to Agreement and First Amendment to Credit Agreement]

RAYMOND JAMES BANK, FSB

By:

Name:

Title:

REGIONS BANK

By:

Name:

Title:

BANK OF TEXAS, N.A.

By: /s/ Marian Livingston

Name: Marian Livingston

Title: Vice President

MIZUHO CORPORATE BANK, LTD.

By: /s/ Makoto Murata

Name: Makoto Murata

Title: Deputy General Manager

US BANK, N.A.

By: /s/ Kevin McFadden

Name: Kevin McFadden

Title: Vice President

COMPASS BANK

By: /s/ Tom Brourg

Name: Tom Brourg

Title: SVP

[Signature Page to Agreement and First Amendment to Credit Agreement]

SUNTRUST BANK

By: /s/ Michael Lapresi

Name: Michael Lapresi

Title: Managing Director

[Signature Page to Agreement and First Amendment to Credit Agreement]

BORROWER:	SERVICE CORPORATION INTERNATIONAL

	By:	/s/ Eric D. Tanzberger

Eric D. Tanzberger Senior Vice President and Chief Financial Officer

GUARANTORS:	SCI MANAGEMENT L.P.

	By:	SCI ADMINISTRATIVE SERVICES, LLC, General Partner

	By:	/s/ Curtis G. Briggs

Curtis G. Briggs, Vice President

SCI EASTERN MARKET SUPPORT CENTER, L.P.

	By:	SCI EOPS HQ, INC., General Partner

	By:	/s/ Curtis G. Briggs

Curtis G. Briggs, Vice President

SCI HOUSTON MARKET SUPPORT CENTER, L.P.

	By:	SCI HOUSTON HUB, INC., General Partner

	By:	/s/ Curtis G. Briggs

Curtis G. Briggs, Vice President
[Signature Page to Agreement and First Amendment to Credit Agreement]

\

ALDERWOODS (TEXAS) L.P.

By:	ALDERWOODS (PARTNER), INC., General Partner

By:	/s/ Curtis G. Briggs

Curtis G. Briggs, Vice President

DIRECTORS (TEXAS) L.P.

By:	DSP GENERAL PARTNER, INC., General Partner

By:	/s/ Curtis G. Briggs

Curtis G. Briggs, Vice President

REMEMBRANCE MEMORIAL TRADITIONS, LLC

By:	/s/ Ralph Destefano

Ralph Destefano, Manager

PROFESSIONAL FUNERAL TRADITIONS, LLC

By:	/s/ Ralph Destefano

Ralph Destefano, Manager
[Signature Page to Agreement and First Amendment to Credit Agreement]

TEXAS MARKER, L.P.

By:	SCI TEXAS FUNERAL SERVICES, INC., its general partner

By:	/s/ Curtis G. Briggs

Name:	Curtis G. Briggs
Title:	Vice President

MR ADVERTISING AGENCY, LLC

By:	/s/ Judith M. Marshall

Name:	Judith M. Marshall
Title:	Manager

EACH OF THE OTHER SUBSIDIARIES LISTED ON SCHEDULE 1 HERETO

By:	/s/ Curtis G. Briggs

Name:	Curtis G. Briggs
Title:	President/Vice President

[Signature Page to Agreement and First Amendment to Credit Agreement]

PINEY GROVE, LLC

By:	/s/ Edward A. Fowler

Edward A. Fowler, Manager

STORMY SKY, LLC

By:	/s/ Curtis G. Briggs

Curtis G. Briggs, Manager

[Signature Page to Agreement and First Amendment to Credit Agreement]

SCHEDULE 1
GUARANTORS
ADMINISTRATION SERVICES, INC.
ADVANCE FUNERAL INSURANCE SERVICES
ADVANCE PLANNING OF AMERICA, INC.
ADVANCED PLANNING (ALABAMA), INC.
ADVANCED PLANNING OF GEORGIA, INC.
AFFILIATED FAMILY FUNERAL SERVICE, INC.
ALDERWOODS (ALABAMA), INC.
ALDERWOODS (ALASKA), INC.
ALDERWOODS (ARIZONA), INC.
ALDERWOODS (ARKANSAS), INC.
ALDERWOODS (CHICAGO CENTRAL), INC.
ALDERWOODS (CHICAGO NORTH), INC.
ALDERWOODS (COLORADO), INC.
ALDERWOODS (COMMISSIONER), INC.
ALDERWOODS (CONNECTICUT), INC.
ALDERWOODS (DELAWARE), INC.
ALDERWOODS (GEORGIA) HOLDINGS, INC.
ALDERWOODS (GEORGIA), INC.
ALDERWOODS (IDAHO), INC.
ALDERWOODS (ILLINOIS), INC.
ALDERWOODS (INDIANA), INC.
ALDERWOODS (KANSAS), INC.
ALDERWOODS (KENTUCKY), INC.
ALDERWOODS (LOUISIANA), INC.
ALDERWOODS (MARYLAND), INC.
ALDERWOODS (MASSACHUSETTS), INC.
ALDERWOODS (MICHIGAN), INC.
ALDERWOODS (MINNESOTA), INC.
ALDERWOODS (MISSISSIPPI), INC.
ALDERWOODS (MISSOURI), INC.
ALDERWOODS (MONTANA), INC.
ALDERWOODS (NEVADA), INC.
ALDERWOODS (NEW MEXICO), INC.
ALDERWOODS (NEW YORK), INC.
ALDERWOODS (NORTH CAROLINA), INC.
ALDERWOODS (OHIO) CEMETERY MANAGEMENT, INC.
ALDERWOODS (OHIO) FUNERAL HOME, INC.
ALDERWOODS (OKLAHOMA), INC.
ALDERWOODS (OREGON), INC.
ALDERWOODS (PARTNER), INC.
ALDERWOODS (PENNSYLVANIA), INC.
ALDERWOODS (RHODE ISLAND), INC.
[Schedule 1 to Signature Page]

ALDERWOODS (SOUTH CAROLINA), INC.
ALDERWOODS (TENNESSEE), INC.
ALDERWOODS (TEXAS) CEMETERY, INC.
ALDERWOODS (TEXAS), INC.
ALDERWOODS (VIRGINIA), INC.
ALDERWOODS (WASHINGTON), INC.
ALDERWOODS (WEST VIRGINIA), INC.
ALDERWOODS (WISCONSIN), INC.
ALDERWOODS GROUP (CALIFORNIA), INC.
ALDERWOODS GROUP, INC.
ALDERWOODS LIFE INSURANCE GROUP, INC.
AMERICAN BURIAL AND CREMATION CENTERS, INC.
AMG, INC.
AUMAN FUNERAL HOME, INC.
AUMAN’S, INC.
BAMFH, INC.
BENNETT-EMMERT-SZAKOVITS FUNERAL HOME, INC.
BRIGHT UNDERTAKING COMPANY
BURGEE-HENSS-SEITZ FUNERAL HOME, INC.
CALIFORNIA CEMETERY AND FUNERAL SERVICES, LLC
CAROTHERS HOLDING COMPANY, INC.
CEMCARE, INC.
CHAPEL HILL MEMORIAL GARDENS & FUNERAL HOME LTD.
CHARLES S. ZEILER & SON, INC.
CHAS. PETER NAGEL INC.
CHICAGO CEMETERY CORPORATION
CHRISTIAN FUNERAL SERVICES, INC.
CORAL RIDGE FUNERAL HOME AND CEMETERY, INC.
DANZANSKY-GOLDBERG MEMORIAL CHAPELS, INC.
DIGNITY MEMORIAL NETWORK, INC.
DIRECTORS CEMETERY (TEXAS), INC.
DIRECTORS SUCCESSION PLANNING II, INC.
DIRECTORS SUCCESSION PLANNING, INC.
DOBA-HABY INSURANCE AGENCY, INC.
DRMP HOLDINGS, INC.
DSP GENERAL PARTNER II, INC.
DSP GENERAL PARTNER, INC.
DUNWOOD CEMETERY SERVICE COMPANY
EAGLE FINANCIAL ASSOCIATES, INC.
EARTHMAN HOLDINGS, INC.
EARTHMAN LP, INC.
ECI ALABAMA SERVICES, LLC
ECI CAPITAL CORPORATION
ECI CEMETERY SERVICES OF GEORGIA, LLC
ECI CEMETERY SERVICES OF MARYLAND, LLC
ECI SERVICES OF MAINE, INC.
[Schedule 1 to Signature Page]

ECI SERVICES OF NEW HAMPSHIRE, INC.
ECI SERVICES OF SOUTH DAKOTA, INC.
ECI SERVICES OF VERMONT, INC.
ECI-CHAPEL HILL, INC.
ED MELENYZER CO.
EDWARD SAGEL FUNERAL DIRECTION, INC.
ELMWOOD ACQUISITION CORPORATION
ENSURE AGENCY OF PENNSYLVANIA, INC.
EVERGREEN FUNERAL HOME AND CEMETERY, INC.
FAMILY CARE, INC.
FHC REALTY, INC.
FLECK FUNERAL HOME, INC.
FLORIDA MARKER, LLC
FOUNTAINHEAD MEMORIAL PARK, LLC
FRANCIS F. SEIDEL, INC.
FUNERAL CORPORATION PENNSYLVANIA
FUNERAL SERVICE, INC.
FUNERAL SERVICES ACQUISITION GROUP, INC.
GABAUER FUNERAL HOME, INC.
GARDEN SANCTUARY ACQUISITION, INC.
GARDEN STATE CREMATORY, INC.
GARY L. KAUFMAN FUNERAL HOME AT MEADOWRIDGE MEMORIAL PARK, INC.
GARY L. KAUFMAN FUNERAL HOME SOUTHWEST, INC.
GEORGE WASHINGTON CEMETERY COMPANY, LLC
GRACELAND CEMETERY DEVELOPMENT CO.
GREEN SERVICE CORPORATION
H. SAMSON, INC.
H.P. BRANDT FUNERAL HOME, INC.
HAROLD B. MULLIGAN CO., INC.
HAWAIIAN MEMORIAL LIFE PLAN, LTD.
HFCC HOLDINGS, INC.
HFH, INC.
HFJC HOLDINGS, INC.
I. J. MORRIS, INC.
INVESTMENT CAPITAL CORPORATION
JOSEPH GAWLER’S SONS, INC.
JPH PROPERTIES, INC.
KADEK ENTERPRISES OF FLORIDA, INC.
KENYON INTERNATIONAL EMERGENCY SERVICES, INC.
KNEE FUNERAL HOME OF WILKINSBURG, INC.
LAKE VIEW MANAGEMENT COMPANY, INC.
LAKE VIEW MEMORIAL GARDENS, INC.
LAUGHLIN FUNERAL HOME, LTD.
LEMMON FUNERAL HOME OF DULANEY VALLEY, INC.
LEVITT WEINSTEIN MEMORIAL GARDENS, INC.
LIENKAEMPER CHAPELS, INC.
[Schedule 1 to Signature Page]

LINEBERRY GROUP, INC.
LORING BYERS FUNERAL DIRECTORS, INC.
MAKING EVERLASTING MEMORIES, L.L.C.
MAYFLOWER CORPORATE SERVICES, INC.
MAYFLOWER NATIONAL LIFE INSURANCE COMPANY
MEMORIAL GUARDIAN PLANS, INC.
MEMORIAL GUARDIAN PLANS, INC.
MFH, L.L.C.
MHI GROUP, INC.
MILLER-DIPPEL FUNERAL HOME, INC.
MR ADVERTISING AGENCY, LLC
MORAN-ASHTON FUNERAL HOME, INC.
MOUNT AUBURN MEMORIAL PARK, INC.
MOUNT VERNON MEMORIAL PARK
NAPLES MEMORIAL GARDENS, INC.
NATIONAL CREMATION SERVICE, INC.
NEW YORK FUNERAL CHAPELS, INC.
NEW YORK MARKER, LLC
NINETEEN THIRTY-FIVE HOLDINGS, INC.
NORTHEAST MONUMENT COMPANY, INC.
NORTHERN LAND COMPANY, INC.
OAK WOODS MANAGEMENT COMPANY
OSIRIS HOLDING CORPORATION
OSIRIS HOLDING OF FLORIDA, INC.
PANOLA COUNTY RESTLAND MEMORIAL PARK, INC.
PHOENIX MEMORIAL PARK ASSOCIATION
PINEVIEW MEMORIAL PARK, INC.
PIONEER FUNERAL PLANS, INC.
POTEET HOLDINGS, INC.
PSI FUNDING, INC.
REEVES, INC.
RH CEMETERY CORP.
RH MORTUARY CORPORATION
RIDGEWOOD CEMETERY COMPANY, INC.
ROBERT DOUGLAS GOUNDREY FUNERAL HOME, INC.
ROBERT L. HENDRICKS FUNERAL HOME, INC.
ROHLAND FUNERAL HOME
ROSE HILLS COMPANY
ROSE HILLS HOLDINGS CORP.
ROSEDALE CEMETERY COMPANY
ROSEDALE FUNERAL CHAPEL, INC.
RUZICH FUNERAL HOME, INC.
RUZICH FUNERAL HOME, INC.
S & H PROPERTIES AND ENTERPRISES, INC.
SALVATORE AIR TRANSPORTATION CORP.
SCI ADMINISTRATIVE SERVICES, LLC
[Schedule 1 to Signature Page]

SCI ALABAMA FUNERAL SERVICES, INC.
SCI ALASKA FUNERAL SERVICES, INC.
SCI ARIZONA FUNERAL SERVICES, INC.
SCI ARKANSAS FUNERAL SERVICES, INC.
SCI CALIFORNIA FUNERAL SERVICES, INC.
SCI CAPITAL CORPORATION
SCI CERBERUS, LLC
SCI COLORADO FUNERAL SERVICES, INC.
SCI CONNECTICUT FUNERAL SERVICES, INC.
SCI EOPS HQ, INC.
SCI EXECUTIVE SERVICES, INC.
SCI FINANCIAL SERVICES, INC.
SCI FUNERAL & CEMETERY PURCHASING COOPERATIVE, INC.
SCI FUNERAL SERVICES OF FLORIDA, INC.
SCI FUNERAL SERVICES OF NEW YORK, INC.
SCI FUNERAL SERVICES, INC.
SCI GEORGIA FUNERAL SERVICES, INC.
SCI GEORGIA LAND, INC.
SCI HOUSTON HUB, INC.
SCI ILLINOIS SERVICES, INC.
SCI INDIANA FUNERAL SERVICES, INC.
SCI INTERNATIONAL LIMITED
SCI INVESTMENT SERVICES, INC.
SCI IOWA FINANCE COMPANY
SCI IOWA FUNERAL SERVICES, INC.
SCI KANSAS FUNERAL SERVICES, INC.
SCI KENTUCKY FUNERAL SERVICES, INC.
SCI LOAN SERVICES, LLC
SCI LOUISIANA FUNERAL SERVICES, INC.
SCI MARYLAND FUNERAL SERVICES, INC.
SCI MICHIGAN FUNERAL SERVICES, INC.
SCI MINNESOTA FUNERAL SERVICES, INC.
SCI MISSISSIPPI FUNERAL SERVICES, INC.
SCI MISSOURI FUNERAL SERVICES, INC.
SCI NEBRASKA FUNERAL SERVICES, INC.
SCI NEW JERSEY FUNERAL SERVICES, INC.
SCI NEW MEXICO FUNERAL SERVICES, INC.
SCI NORTH CAROLINA FUNERAL SERVICES, INC.
SCI OHIO FUNERAL SERVICES, INC.
SCI OKLAHOMA FUNERAL SERVICES, INC.
SCI OREGON FUNERAL SERVICES, INC.
SCI PENNSYLVANIA FUNERAL SERVICES, INC.
SCI RHODE ISLAND FUNERAL SERVICES, INC.
SCI SOUTH CAROLINA FUNERAL SERVICES, INC.
SCI SPECIAL, INC.
SCI TENNESSEE FUNERAL SERVICES, INC.
[Schedule 1 to Signature Page]

SCI TEXAS FINANCE COMPANY
SCI TEXAS FUNERAL SERVICES, INC.
SCI UTAH FUNERAL SERVICES, INC.
SCI VIRGINIA FUNERAL SERVICES, INC.
SCI WASHINGTON FUNERAL SERVICES, INC.
SCI WEST VIRGINIA FUNERAL SERVICES, INC.
SCI WESTERN MARKET SUPPORT CENTER, INC.
SCI WISCONSIN FUNERAL SERVICES, INC.
SECURITY TRUST PLANS, INC.
SENTINEL SECURITY PLANS, INC.
SOUTHEASTERN FUNERAL HOMES, INC.
ST. LAURENT FUNERAL HOME, INC.
STEPHENS BURIAL ASSOCIATION, INC.
STEPHENS FUNERAL BENEFIT ASSOCIATION, INC.
STEPHENS FUNERAL FUND, INC.
STERLING-ASHTON-SCHWAB FUNERAL HOME, INC.
STERLING-ASHTON-SCHWAB-WITZKE FUNERAL HOME OF CANTONVILLE, INC.
TEXAS MARKER, L.P.
THE FRANK J. FISHER FUNERAL INSURANCE COMPANY
THE KNOLLWOOD CEMETERY COMPANY
THE PORTLAND MEMORIAL, INC.
THEO C. AUMAN, INC.
THOMAS M. QUINN & SONS, INC.
THWEATT FUNERAL INSURANCE COMPANY, INC.
TYLER MEMORIAL FUNERAL HOME AND CHAPEL, INC.
UNISERVICE CORPORATION
UNIVERSAL MEMORIAL CENTERS I, INC.
UNIVERSAL MEMORIAL CENTERS II, INC.
UNIVERSAL MEMORIAL CENTERS III, INC.
UNIVERSAL MEMORIAL CENTERS V, INC.
UNIVERSAL MEMORIAL CENTERS VI, INC.
VANCOUVER FUNERAL CHAPEL, INC.
WACO MEMORIAL PARK, INC.
WASATCH LAND AND IMPROVEMENT COMPANY
WESTMINSTER GARDENS, INC.
WFG LIQUIDATION CORPORATION
WIEN & WIEN, INC.
WITZKE FUNERAL HOMES, INC.
WMP, INC.
WOODLAWN CEMETERY OF CHICAGO, INC.
WOODLAWN MEMORIAL PARK, INC.
WORKMAN MILL INVESTMENT COMPANY
WPALM, INC.
ZS ACQUISITION, INC.
[Schedule 1 to Signature Page]

[Schedule 1 to Signature Page]